UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 19, 2007

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33795	26-0886727
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
          CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
          CFR 240.13e-4(c))

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Item 8.01 Other Events

On December 19, 2007, Home Federal Bancorp, Inc., a Maryland corporation (the "Company"), completed the "second-step" conversion of Home Federal Bank (the "Bank") from the mutual holding company structure to the stock holding company structure (the "Conversion") pursuant to a Plan of Conversion and Reorganization, as amended (the "Plan"). Upon completion of the Conversion the Company became the holding company for the Bank and owns all of the issued and outstanding shares of the Bank's common stock. In connection with the Conversion, 10,200,000 shares of common stock, par value $0.01 per share, of Home Federal Bancorp, Inc. were sold in subscription, community and syndicated community offerings to certain depositors and borrowers of the Bank and other investors for $10.00 per share, or $102.0 million in the aggregate (the "Offerings"), and 7,126,169 shares of the Company's common stock were issued in exchange for the outstanding shares of common stock of Home Federal Bancorp, Inc., the former mid-tier holding company for the Bank, held by the "public" stockholders of Home Federal Bancorp, Inc. (all stockholders except Home Federal MHC). Each share of common stock of Home Federal Bancorp, Inc. was converted into the right to receive 1.1360 shares of the Company's common stock in the Conversion.

The issuance of the Company's common stock in the Offerings and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-146289) (the "Registration Statement") filed by the Company with the Securities and Exchange Commission ("SEC") on September 25, 2007, as amended, and declared effective by the SEC on November 9, 2007.

The Company's common stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the successor to Home Federal Bancorp, Inc. pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act. The Company's common stock has been approved for listing on the Global Select Market of the NASDAQ Stock Market LLC commencing on December 20, 2007. For the initial 20 trading days, the Company's common stock will trade under the symbol "HOMED. After the initial 20 trading days, the trading symbol for the Company's common stock will be "HOME." The description of the Company's common stock set forth under the heading "Description of Common Stock" in the Prospectus included in the Registration Statement is incorporated herein by reference.

For additional information, reference is made to the Company's press release dated December 19, 2007, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

            (c)       Exhibits

            99.1    Press release dated December 19, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: December 19, 2007	By: /s/Daniel L. Stevens
Daniel L. Stevens
President and Chief Executive Officer

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Exhibit 10.13

Press Release dated December 19, 2007

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FOR IMMEDIATE RELEASE

HOME FEDERAL BANCORP, INC. ANNOUNCES
COMPLETION OF SECOND STEP CONVERSION

Nampa, Idaho - (December 19, 2007) - Home Federal Bancorp, Inc. (the "Company"), the new Maryland holding company for Home Federal Bank and the successor company for Home Federal Bancorp, Inc., a Federal corporation (NASDAQ Global Market: HOME) ("Home Federal Bancorp"), announced the completion today of its offering in connection with the conversion of Home Federal Bank from the mutual holding company form of organization to the stock form of organization. Depositors and borrowers of Home Federal Bank and stockholders of Home Federal Bancorp approved the Plan of Conversion and Reorganization at their respective Special Meetings on December 17, 2007.

As a result of the conversion and offering, the Company became the holding company for Home Federal Bank, and Home Federal MHC and Home Federal Bancorp ceased to exist. The Company also announced its final offering results. Orders for a total of 8,157,820 shares at a purchase price of $10.00 per share were accepted in the syndicated offering. The Company also accepted orders for 2,042,180 shares in the subscription offering and the community offering portion of its second-step conversion, including 816,000 shares to be issued to the employee stock ownership plan. As a result, a total of 10,200,000 shares were sold in the subscription offering, community offering and syndicated offering combined. As a result of the conversion and stock offering, each public stockholder of Home Federal Bancorp will receive 1.1360 shares of the new Company's common stock (CUSIP 43710G 10 5) in exchange for each of his or her shares of Home Federal Bancorp common stock.

Shares of the Company's common stock are expected to commence trading on December 20, 2007 on the NASDAQ Global Select market. For the initial 20 trading days, the shares will trade under the symbol "HOMED," after which the symbol will revert to "HOME." Keefe, Bruyette & Woods, Inc. acted as manager for the offering.

Home Federal Bancorp, Inc. is the holding company for Home Federal Bank, a federally chartered savings bank headquartered in Nampa, Idaho that had $709 million in assets at September 30, 2007. Home Federal Bank was originally founded in 1920, as a building and loan association and reorganized as a federal mutual savings and loan association in 1936. In 2004, Home Federal Bancorp, Inc. completed its initial public stock offering. Investors may obtain additional information about Home Federal Bancorp, Inc. on the Internet at www.myhomefed.com, under the Investor Relations section.

This press release contains certain forward-looking statements. These forward-looking statements are made in good faith pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements. These forward-looking statements may be subject to significant known and unknown risks, uncertainties, and other factors, including, but not limited to, those matters referred to in the preceding sentence.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from the results discussed in these forward-looking statements. You are cautioned not to place undue reliance on these forward-looking

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 statements, which speak only as of the date hereof. Home Federal Bancorp, Inc. undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

CONTACT: Daniel L. Stevens, Chairman, President and Chief Executive Officer
TELEPHONE: (208) 466-4634

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